SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934


Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                             ASB FINANCIAL CORP.
                             -------------------
              (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

      1)    Title of each class of securities to which transaction applies:

            _______________________________________________________________
      2)    Aggregate number of securities to which transaction applies:

            _______________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            _______________________________________________________________
      4)    Proposed maximum aggregate value of transaction:

            _______________________________________________________________
      5)    Total fee paid:

            _______________________________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ______________________________________
      2)    Form, Schedule or Registration Statement No.:

            ______________________________________
      3)    Filing Party:

            ______________________________________
      4)    Date Filed:

            ______________________________________

                             ASB FINANCIAL CORP.
                           503 Chillicothe Street
                           Portsmouth, Ohio  45662
                               (740) 354-3177

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The 2004 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 27, 2004, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      1.    To elect six directors of ASB for terms expiring in 2005;

      2. To ratify the selection of Grant Thornton LLP as the auditor of ASB for the current fiscal year; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only ASB shareholders of record at the close of business on September 1, 2004, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                       By Order of the Board of Directors

                                       /s/ Robert M. Smith

Portsmouth, Ohio                       Robert M. Smith, President
September 24, 2004

                             ASB FINANCIAL CORP.
                           503 Chillicothe Street
                           Portsmouth, Ohio  45662
                               (740) 354-3177

                               PROXY STATEMENT


                                   PROXIES

      The Board of Directors of ASB Financial Corp. ("ASB" or the "Company") is soliciting the enclosed Proxy for use at the 2004 Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 27, 2004, at 11:00 a.m., local time, and at any adjournment thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as directed by the shareholder or, in the absence of specific instructions to the contrary, will be voted:

            FOR the reelection of William J. Burke, Gerald R. Jenkins, Christopher H. Lute, Larry F. Meredith, Louis M. Schoettle and Robert M. Smith as directors of ASB for terms expiring in 2005; and

            FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditor of ASB for the current fiscal year.

      Without affecting any vote previously taken, you may revoke your Proxy by either (i) submitting a later dated proxy or a written revocation which is received by ASB before the Proxy is exercised or (ii) by attending the Annual Meeting and voting in person or giving notice of revocation in open meeting before the Proxy is exercised. Attending the Annual Meeting will not, by itself, revoke a Proxy.

      Proxies may be solicited by the directors, officers and other employees of ASB and its subsidiary, American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. ASB will bear the cost of preparing, assembly, printing and mailing this Proxy Statement and the enclosed Proxy and will pay all other costs in the solicitation of Proxies by the Board of Directors.

      Only ASB shareholders of record at the close of business on September 1, 2004 are entitled to vote at the Annual Meeting. Each shareholder will be entitled to cast one vote for each share then owned. According to ASB's records, as of September 1, 2004, there were 1,661,063 votes entitled to be cast at the Annual Meeting.

      This Proxy Statement is first being mailed to ASB shareholders on or about September 24, 2004.

                                REQUIRED VOTE

Election of Directors

      Each ASB shareholder is entitled to cast one vote for each share owned on September 1, 2004. Under Ohio law and ASB's Code of Regulations (the "Regulations"), the following proposals must receive the corresponding vote to be adopted:

                Proposal                         Required vote
                --------                         -------------

      1)    Election of directors         The six nominees receiving the
                                          greatest number of votes will be
                                          elected to the Board of Directors.

      2)    Ratification of the           The affirmative vote of a majority
            selection of Grant            of the shares represented in person
            Thornton as the auditor       or by proxy at the Annual Meeting
            of ASB for the current        is necessary to ratify the
            fiscal year                   selection of Grant Thornton as the
                                          auditor of ASB.

      Shareholders holding shares in "street name" should review the information provided to them by the broker/dealer or other record holder of the shares. This information will describe the procedures to follow to instruct the record holder how to vote the street name shares and how to revoke previously given instructions.

      If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of the Nasdaq and other self-regulatory organizations of which the broker/dealers are members, to vote your shares in their discretion on certain routine matters. The election of directors and the ratification of auditors are considered routine. Consequently, if you do not provide a proxy to vote your shares, your broker/dealer firm may elect to vote or not vote your shares for you. Proxies signed and submitted by broker/dealers which have not been voted are referred to as "non-votes." Broker non-votes and Proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors or the ratification of the selection of auditors. A non-vote or an abstention on the ratification of the selection of auditors has the same effect as a vote against such proposal.

      If you sign and date a Proxy but do not specify how you wish for it to be voted, it will be voted FOR the reelection of the six nominees for director and FOR the ratification of the selection of Grant Thornton as the auditor of ASB for the current fiscal year.

                       OWNERSHIP OF ASB SHARES

      The following table provides certain information regarding the number of ASB common shares beneficially owned by the directors and executive officers of ASB as of September 1, 2004:

                                                            Percent of
Name (1)                    Number of shares (2)      shares outstanding (3)
--------                    --------------------      ----------------------

William J. Burke                  44,385(4)                   2.67
Gerald R. Jenkins                129,400(5)                   7.66
Christopher H. Lute                2,842(6)                   0.17
Larry F. Meredith                  1,682(7)                   0.10
Louis M. Schoettle                60,000(8)                   3.61
Robert M. Smith                  122,199(9)                   7.36
All directors and executive
 officers of ASB
 as a group (10 persons)         446,160(10)                 26.29

___________________
(1) Each of the persons listed in this table may be contacted at ASB's address.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Assumes a total of 1,661,063 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days upon the exercise of options granted under the ASB Financial Corp. 1995 Stock Option and Incentive Plan, if any.

(4) Includes 27,099 phantom shares held in the Deferred Compensation Plan of American Savings Bank, f.s.b. (the "Deferred Compensation Plan") which represent common shares that may be acquired under the plan in the next 60 days.

(5) Includes 28,942 shares which may be acquired upon the exercise of options, 51,147 shares as to which Mr. Jenkins has shared voting and investment power and 18,227 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days.

(6) Includes 830 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days.

(7) Includes 1,200 shares which may be acquired upon the exercise of options and 482 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days.

(8) Includes 21,883 shares as to which Dr. Schoettle has shared voting and investment power, and 12,745 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days.

(9) Includes 26,494 shares held in the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP") as to which Mr. Smith has shared investment power, 7,998 shares held by the ASB Management Recognition Plan (the "MRP") as to which Mr. Smith has shared voting power as Trustee of the MRP, 72,998 shares as to which Mr. Smith has shared voting and investment power, and 12,295 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days.

(10) Includes 35,816 shares which may be acquired upon the exercise of options, 65,313 shares held in the ESOP, 71,678 phantom shares held in the Deferred Compensation Plan which represent common shares that may be acquired under the plan in the next 60 days and 177,843 shares over which a person has shared voting or investment power.

      The following table sets forth certain information regarding the only persons known to ASB to beneficially own more than five percent of the outstanding common shares of ASB as of September 1, 2004:

                                                             Percent of
Name and address                     Number of shares    shares outstanding
----------------                     ----------------    ------------------

First Bankers Trust Company, N.A.        200,485 (1)            12.07
ASB Financial Corp. Employee
  Stock Ownership Plan
    1201 Broadway
    Quincy, Illinois 62301

Gerald R. Jenkins                        129,400 (2)             7.66
    503 Chillicothe Street
    Portsmouth, Ohio 45662

Robert M. Smith                          122,199 (3)             7.36
    503 Chillicothe Street
    Portsmouth, Ohio 45662

___________________
(1) Includes 128,805 shares held as Trustee for the ESOP as to which First Bankers Trust has limited investment power and 71,680 shares held as Trustee of the Deferred Compensation Plan as to which First Bankers Trust Company, N.A. has sole investment power. All shares held in the ESOP have been allocated to the accounts of participants. The ESOP Trustee has voting power over shares that have been allocated to the account of an ESOP participant but as to which no voting instructions are given by the participant.

(2)   See footnote (5) in the preceding table.

(3)   See footnote (9) in the preceding table.

                 ELECTION OF DIRECTORS AND BOARD INFORMATION

      There are six members of ASB's Board of Directors, each of whom, with the exception of Mr. Smith, the Board has determined is an "independent director" under applicable Nasdaq rules. Directors are elected to serve for one-year terms and until their respective successors are duly elected and qualified.

Nominations Process and Candidate Selection

      ASB's Nominating Committee oversees the nominations process and recommends to the Board a slate of nominees for election as directors. The members of the Nominating Committee are Mr. Burke, Mr. Jenkins, Mr. Lute, Mr. Meredith and Mr. Schoettle, each of whom is independent under applicable Nasdaq rules. The Nominating Committee operates pursuant to a charter that sets forth its various responsibilities regarding the nominations process. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit A. The charter is not available on ASB's website.

      The Nominating Committee has not established a formal process for identifying and evaluating nominees due to the committee's desire to approach the process according to the composition of the Board at the time. However, the process for identifying and evaluating nominees is generally as follows: In the case of incumbent directors, the Nominating Committee reviews each director's overall service to ASB during his term of service, including the number of meetings attended, level of participation and quality of performance and the director's desire to continue to serve. The Nominating Committee will then either nominate the incumbent director for reelection or, if the committee feels a new director is necessary or desirable, will use its network of contacts to compile a list of potential candidates. The committee then meets to discuss and consider each candidate's qualifications and chooses the nominees by majority vote.

      The Nominating Committee does not have any specific criteria that it believes nominees for election as directors of ASB must meet. However, the committee looks for candidates who will be most effective in meeting the long term interests of ASB and its shareholders, who possess high personal values, integrity and judgment and who have an understanding of the environment in which ASB does business. Factors such as financial and business development expertise and business experience are all considered when evaluating potential nominees. In the case of new director candidates, the committee looks whether the nominee is "independent" for Nasdaq purposes and whether the new director must be independent for ASB to remain in compliance with Nasdaq requirements.

      As provided in its charter, the Nominating Committee will receive and evaluate director candidates recommended by shareholders. Other than as set forth in the charter, the Nominating Committee does not have any policies regarding the consideration of such recommendations. The lack of policies regarding shareholder recommendations is primarily due to ASB's lack of experience with such recommendations and the need to evaluate any shareholder recommendations on a case-by-case basis.

      A shareholder who wishes to make a recommendation for a director candidate should contact the Board of Directors in the manner described in this Proxy Statement under the heading "Shareholder Communications with Directors." Any shareholder wishing to make a formal nomination for a director candidate must follow the procedures set forth in Section 2.03 of the Regulations. This section requires that nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

Election of Directors

      Pursuant to the Nominating Committee's recommendation, the Board of Directors proposes the election of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2005 and until their successors are duly elected and qualified:

                                               Director of
      Name                        Age           ASB since
      ----                        ---          -----------

      William J. Burke             63             1995
      Gerald R. Jenkins            69             1995
      Christopher H. Lute          55             2003
      Larry F. Meredith            63             2003
      Louis M. Schoettle           78             1995
      Robert M. Smith              58             1995

      Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1967.

      Mr. Jenkins retired in 1998 as the President and Chief Executive Officer of ASB and American. Prior to becoming President of American in 1983, he held various positions at American including Secretary and Vice President.

      Mr. Lute is the President and Chief Executive Officer of Lute Plumbing Supply, Inc., a wholesale distributor of plumbing, heating, cooling, kitchen and bath products with facilities in Ohio, Kentucky, Indiana and West Virginia. He has held this position since 1979. Mr. Lute is also immediate past Chairman of the Southern Ohio Growth Partnership and is President of WIT & Co., a national buying group. Mr. Lute also serves on the board of the Southern Ohio Museum and Cultural Center.

      Mr. Meredith is a consultant to the Pike County Board of Mental Retardation and Developmental Disabilities and is a part-time instructor at Shawnee State University. Mr. Meredith served as a director of The Waverly Building and Loan Company from 1997 until its acquisition by American in 2002. He has previously served as Superintendent of Pike County Schools, Supervisor of Scioto County Schools and a member of the Eastern Board of Education.

      Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

      Mr. Smith has been employed by American since 1966 and has served as the President and Chief Executive Officer of American and ASB since 1998. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President. Mr. Smith is also a director of Intrieve, Inc. and serves on the board of the Ohio Bankers League.

      If any nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for a substitute nominee recommended by the Board of Directors.

      Your Board of Directors recommends that you vote FOR the reelection of the above-named nominees.

      Each of the directors of ASB is also a director of American. Messrs. Burke, Jenkins, Schoettle and Smith each became a director of ASB in connection with the conversion of American from mutual to stock form and the formation of ASB as the holding company for American in 1995. Mr. Lute was appointed to the Board of ASB in April 2003 when the Board increased the number of directors from five to six and Mr. Meredith was elected as a director of ASB at the 2003 Annual Meeting of Shareholders.

Meetings and Committees of Directors

      The Board of Directors of ASB met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2004. Except for Mr. Meredith, each director attended at least 75% of the aggregate of such meetings and the meetings of the committees on which he served.

      The Board of Directors of American met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2004.

      ASB has a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.

      Audit Committee. The Audit Committee is responsible for selecting and engaging a firm to serve as the independent auditor of ASB and for overseeing ASB's financial reporting process. The members of the Audit Committee are Mr. Jenkins, Mr. Lute, Mr. Meredith and Dr. Schoettle, each of whom is "independent" under applicable Nasdaq rules. The duties of the Audit Committee are more thoroughly set forth in the Amended and Restated Audit Committee Charter (the "Audit Charter") which was attached to the proxy statement for the 2003 Annual Meeting of Shareholders. Pursuant to the terms of the Audit Charter and applicable law, at least one member of the Audit Committee must be a "financial expert." The Board of Directors has determined that Mr. Jenkins is a financial expert. The Audit Committee met once during the fiscal year ended June 30, 2004.

      Compensation Committee. The Compensation Committee is responsible for determining the compensation of executive officers and other employees and making decisions regarding employee benefits and related matters. The members of the Compensation Committee are Mr. Burke, Mr. Jenkins and Mr. Lute, all of whom are independent under applicable Nasdaq rules. The Compensation Committee met once during the year ended June 30, 2004.

      Executive Committee. All of the directors are members of the Executive Committee. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board. The Executive Committee met once during the fiscal year ended June 30, 2004.

      Nominating Committee. As is more thoroughly discussed under "Nominations Process and Candidate Selection" above, the Nominating Committee is responsible for recommending to the Board a slate of candidates for election to the Board of Directors of ASB. The Nominating

Committee is comprised of Mr. Burke, Mr. Jenkins, Mr. Lute, Mr. Meredith and Dr. Schoettle, each of whom is independent under applicable Nasdaq rules. The Nominating Committee was not formed until after the end of the 2004 fiscal year and thus did not meet during the year ended June 30, 2004.

Shareholder Communications with Directors

      A shareholder may communicate with the Board of Directors by mailing a written communication addressed to the Board of Directors or to an individual director or group of directors at ASB's address at 503 Chillicothe Street, Portsmouth, Ohio 45662. All such communications will be forwarded unopened to an independent director if addressed to the full Board, to the specified director, or if addressed to a group of directors, to a member of the group.

Director Attendance at the Annual Meeting

      ASB encourages and expects all directors and nominees for election as a director to attend each annual meeting of shareholders. Any director or nominee who cannot attend an annual meeting is expected to notify ASB of his inability to attend as far in advance of the annual meeting as possible. Five of the six then incumbent directors and the only nominee for election as a director attended the 2003 annual meeting.

                             EXECUTIVE OFFICERS

      In addition to Mr. Smith, who is the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:

      Carlisa R. Baker, age 42, has served as the Treasurer of ASB since 1995. She has served as Treasurer of American since 1993 and has been employed by American since 1979.

      Mary Kathryn Fish, age 53, is the Secretary of ASB and American, and has been employed by American since 1984. She has served as Secretary of American since 1993 and of ASB since 1995.

      Michael L. Gampp, age 35, has served as the Vice President and Chief Financial Officer of ASB and American since 2000. From 1997 until joining ASB and American, Mr. Gampp was a principal with Reynolds & Co., Certified Public Accountants, and from 1995 to 1997 he served as Chief Financial Officer of Buckeye Rural Electric.

      Jack Stephenson, age 52, has served as American's Vice President responsible for lending activities and has served as Vice President of ASB since 1995.

              COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

      The following table sets forth compensation paid to Mr. Smith, the President of ASB and American, for the fiscal years shown. No other executive officer of ASB or American earned salary and bonus in excess of $100,000 during the periods reported.

                         Summary Compensation Table
                         --------------------------

                             Annual compensation (1)                      Long-term compensation
                            ------------------------  -----------------------------------------------------------
                                                                   Awards                         Payouts
                                                      --------------------------------    -----------------------
                                                       Restricted        Securities        LTIP
Name and principal              Salary      Bonus     stock awards       underlying       payouts      All other
position               Year      ($)         ($)          ($)         options/SARs (#)      ($)      compensation
------------------     ----     ------      -----     ------------    ----------------    -------    ------------

Robert M. Smith        2004    $141,500    $30,000         -                  -              -        $35,792 (2)
President              2003    $134,750    $20,000         -                  -              -        $45,249 (3)
                       2002    $128,250    $15,000         -                  -              -        $52,462 (4)

___________________
(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of his annual salary and bonus.

(2) Consists of director's fees of $21,300 and allocations of $14,492 to Mr. Smith's ESOP account.

(3) Consists of director's fees of $21,000 and allocations of $24,249 to Mr. Smith's ESOP account.

(4) Consists of director's fees of $20,700 and allocations of $31,762 to Mr. Smith's ESOP account.

Director Compensation

      Each director currently receives a fee of $600 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each non-employee committee member receives $100 per committee meeting attended.

      American maintains a deferred compensation benefit plan under which the directors may defer payment of their director's fees. The amounts deferred are used by the trustee of the plan to purchase common shares of ASB at various times throughout the year and phantom shares representing the shares purchased by the trustee are allocated to the individual director's account. After a director ceases to be an active director of American, the director may elect to receive the deferred amount in cash, in a number of ASB common shares equal to the number of phantom shares that have been allocated to his account, or in a combination of cash and stock. If cash payment is chosen, American will pay, at the director's option, the director's deferred amount in a lump sum or in equal monthly payments for a period of not less than five nor more than ten years. If a director dies while serving as a director, equal monthly payments for a period of ten years will be made to the director's beneficiary equivalent to the amount the director would have received if he had retired on the day of his death.

Salary Plan

      American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of Mr. Smith. The Salary Plan provides for continued monthly compensation to Mr. Smith, or his beneficiary, for 180 months following his retirement from American at age 65, provided he has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if Mr. Smith retires after age 55 but before age 65. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

      ASB is not a party to any other agreements that, upon the resignation or retirement of an executive officer or upon the occurrence of a change in control would result in payments to an executive officer exceeding $100,000.

                    STOCK OPTION AND OTHER BENEFIT PLANS

Stock Option Plan

      ASB reserved 171,396 common shares were for issuance by ASB under the ASB Financial Corp. 1995 Stock Option and Incentive Plan upon its approval by the shareholders. In 1997 and again in 2000, pursuant to the terms of the plan that permit adjustments to reflect changes in capitalization, the number of shares reserved under the plan was increased in connection with the payment of special dividends. There are currently 228,627 shares reserved for issuance under the plan, and options to purchase 222,627 shares have been awarded. Directors, officers and employees of American and ASB are eligible to receive options under the plan.

      The following table sets forth information regarding the number and value of options held by Mr. Smith at June 30, 2004:

       Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/04
                              Option/SAR Values

                                                        Number of securities         Value of unexercised
                                                       underlying unexercised      in-the-money options/SARs
                   Shares acquired       Value       options/SARs at 6/30/04 (#)      at 6/30/04 ($)(1)
Name               on exercise (#)    realized ($)    exercisable/unexercisable    exercisable/unexercisable
----               ---------------    ------------   ---------------------------   -------------------------

Robert M. Smith          -0-             $-0-                 25,000/-0-                 $382,500/$-0-

___________________
(1) The value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $7.64 per share exercise price of Mr. Smith's options, and the fair market value of ASB's shares, which was $22.94 per share on June 30, 2004.

Management Recognition Plan

      There are currently 7,998 common shares remaining in the MRP, all of which have been awarded to directors and executive officers of ASB and American. One-fifth of such shares become vested and non-forfeitable on each of the first five anniversaries of the date of the award.

Employee Stock Ownership Plan

      ASB established the ESOP for the benefit of employees of ASB and its subsidiaries who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries. As of June 30, 2004, all of the 128,805 common shares of ASB held by the ESOP have been allocated to the accounts of participants.

                            CERTAIN TRANSACTIONS

      American makes loans to executive officers and directors of American and ASB in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, ASB's directors and executive officers and persons holding more than 10% of the common shares of ASB are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and ASB.
To ASB's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2004, due to administrative error late Forms 4 were filed for each of Mr. Smith, Mr. Burke, Mr. Jenkins, Mr. Schoettle, Mr. Lute and Mr. Lee Fitch, a former director of ASB, to report allocations to their respective accounts under the Deferred Compensation Plan that occurred on August 1, 2003. Due to the same error, a late Form 4 was filed for a sale of shares by Mr. Smith on the same day.

                            SELECTION OF AUDITORS

      The Audit Committee has selected Grant Thornton LLP as ASB's auditor for the current fiscal year. Although ASB is not required by its governing documents or applicable law to seek shareholder ratification of its selection of auditors, the Board of Directors and the Audit Committee believe it is desirable to do so. If the selection of Grant Thornton is not ratified, the Audit Committee will reconsider its selection.

      Your Board of Directors and the Audit Committee recommend that you vote FOR the ratification of the selection of Grant Thornton as the auditor of ASB.

      Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Committee Report

      As required by the Audit Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of ASB. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from ASB, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

      * Grant Thornton's responsibilities in accordance with generally accepted auditing standards
      * The initial selection of, and whether there were any changes in, significant accounting policies or their application
      *     Management's judgments and accounting estimates
      *     Whether there were any significant audit adjustments
      *     Whether there were any disagreements with management
      *     Whether there was any consultation with other accountants
      * Whether there were any major issues discussed with management prior to Grant Thornton's retention
      * Whether Grant Thornton encountered any difficulties in performing the audit
      * Grant Thornton's judgments about the quality of ASB's accounting principles
      * Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2004, to be filed with the SEC.

              Gerald R. Jenkins      Christopher H. Lute
              Larry F. Meredith      Louis M. Schoettle

Audit and Non-Audit Fees

      The following table presents fees paid by ASB to Grant Thornton for the audit of ASB's annual financial statements for the years ended June 30, 2004 and June 30, 2003, and fees billed for other services rendered by Grant Thornton during those periods.

                                     Year ended         Year ended
       Type of fees                 June 30, 2004      June 30, 2003
       ------------                 -------------      -------------

Audit fees (1)                        $54,800            $51,195
Audit related fees (2)                  5,850              3,640
Tax fees (3)                            5,400              3,900
All other fees (4)                          -                  -
                                      -------            -------
Grant Thornton total fees             $66,050            $58,735
                                      =======            =======

___________________
(1) These are fees for professional services performed by Grant Thornton for the audit of ASB's annual financial statements and review of financial statements included in ASB's Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) These are fees for assurance and related services that are reasonably related to the performance of the audit or review of ASB's financial statements and are not reported under the heading "Audit fees" above.

(3) These are fees for professional services performed by Grant Thornton with respect to tax compliance, tax advice and tax planning, such as the preparation of federal, state and local tax returns.

(4) These are fees for any other work that is not included in any of the above categories.

                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Shareholders of ASB desiring to submit proposals to be considered for inclusion in ASB's Proxy Statement and form of Proxy (the "Proxy Materials") for the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting") must provide their proposals by certain deadlines. To be included in the Proxy Materials, a shareholder proposal must be received by ASB no later than May 27, 2005. If a shareholder intends to present a proposal at the 2005 Annual Meeting and the proposal was not included in the Proxy Materials, ASB's management proxies for the 2005 Annual Meeting will be entitled to vote on such proposal in their discretion, despite the exclusion of any discussion of the matter in the Proxy Materials, if the proposal is not received by ASB before August 10, 2005.

      Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                       By Order of the Board of Directors

                                       /s/ Robert M. Smith

Portsmouth, Ohio                       Robert M. Smith, President
September 24, 2004

                                  EXHIBIT A
                                  ---------

                             ASB FINANCIAL CORP.
                        NOMINATING COMMITTEE CHARTER

1. Members. The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of ASB Financial Corp. (the "Company") shall consist of at least three independent directors, including a chair and such other independent directors as the Board shall from time-to-time appoint. An "independent director" is a director who meets the definition of "independent" under the listing standards of the The Nasdaq Stock Market, as determined by the Board.

2. Purpose and Duties. The purpose of the Committee shall be to search for and identify individuals qualified to become members of the Board; receive and evaluate recommendations for potential Board members from shareholders; review the independence of potential directors under the regulations of the Securities and Exchange Commission and the rules of The Nasdaq Stock Market; recommend to the Board the slate of director nominees to be elected by shareholders; recommend directors to be elected by the Board to fill any vacancies; perform the duties given to it in this charter; and handle other matters as the Board deems appropriate.

3.Committee Goals and Responsibilities:

      *     Identify and evaluate prospective candidates for the Board.
            The Committee shall look for candidates who, both individually and as a group, meet the Company's strategic needs and will be most effective in meeting the long term interests of the Company and its shareholders; possess the highest personal values, judgment and integrity; have an understanding of the regulatory and policy environment in which the Company does its business; and have diverse experience in the key business, financial, and other challenges that face the Company.
            Criteria for selection shall include:

            [ ]   whether a current board member wishes to be re-elected;

            [ ] if a new nominee is needed, the skills and experience desired in a new director, such as community involvement, marketing or sales experience, financial expertise, business experience, technological knowledge or business development expertise; and

            [ ] whether the potential nominees are shareholders of the Company.

      * Review the structure and composition of the Board's committees and make recommendations to the Board with respect to such matters.

      * Receive and evaluate suggestions concerning possible candidates for election to the Board, including nominations made by the Board and by shareholders.

      * Recommend to the Board a slate of potential nominees to be proposed at the Company's annual meeting of shareholders, including the nomination of incumbent directors for re-election, as appropriate.

      * Consider and recommend to the Board the appropriate size of the Board and retirement and other tenure policies for directors.

      * Review directorships in other public companies held by or offered to directors of the Company.

      * Annually evaluate the performance of the Committee and the adequacy of the Committee's charter.

      *     Review senior management membership on outside boards.

4. Outside Advisors. The Committee shall have the authority to retain such outside counsel, experts, and other advisors, including search firms to identify director candidates, as it determines appropriate to assist it in the full performance of its functions.

5. Meetings. The Committee shall meet as often as it deems necessary or appropriate and at such times and places as it may determine. A majority of the Committee shall constitute a quorum. Meetings of the Committee may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting. Minutes shall be kept and provided to the Board. The Committee shall make reports to the Board on its activities at such times as the Committee deems appropriate.

                               REVOCABLE PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ASB FINANCIAL CORP.

           ASB FINANCIAL CORP. 2004 ANNUAL MEETING OF SHAREHOLDERS
                              October 27, 2004

                                  IMPORTANT
                Please complete both sides of the Proxy Card.
        Sign, date and return the attached Proxy Card in the postage paid envelope as soon as possible.  Your vote is important, regardless of the number of shares that you own.

      The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints the Proxy Committee of ASB as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 27, 2004, at 11:00 a.m. local time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    The election of six directors for terms expiring in 2005:

      [ ]   FOR all nominees             [ ]   WITHHOLD authority to
            listed below                       vote for all nominees
            (except as marked to the           listed below:
             contrary below):

William J. Burke         Christopher H. Lute          Louis M. Schoettle
Gerald R. Jenkins        Larry F. Meredith            Robert M. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

_______________________________________________________________________

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditor of ASB for the current fiscal year.

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

       IMPORTANT: Please sign and date this Proxy on the reverse side.

      Your Board of Directors recommends a vote "FOR" the election of the nominees and "FOR" the ratification of the selection of Grant Thornton.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR the election of the nominees for director and FOR the ratification of the selection of Grant Thornton.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2004 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, guardian or agent, please give your full title. If share are held jointly, each holder should sign.



____________________________            ______________________________
Signature                               Signature


Dated: _______________, 2004            Dated: _________________, 2004

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.